Supplement dated March 3, 2015 to the

PNC Funds Statement of Additional Information (“SAI”)

Dated September 29, 2014

This Supplement provides new and additional information beyond that contained in the above-mentioned SAI and should be read in conjunction with the SAI.

A.             Effective immediately, the following disclosure is added as the last paragraph to the SAI section entitled “Advisory, Administration, Underwriting, Custodian Services and Transfer Agency Agreements — Portfolio Managers — Potential Conflicts of Interest”:

The Adviser is a wholly-owned subsidiary of PNC Bank, National Association.  Certain investment restrictions apply to a bank and some of its affiliated persons when they manage the investments of others, including the ability to invest in certain affiliates of the bank.  These restrictions, as well as PNC and Adviser-adopted policies and procedures, restrict the Adviser’s ability to invest in or engage in transactions with certain issuers of equity securities, fixed income securities and other investments.  These restrictions may limit a Fund portfolio manager’s ability to make certain investments the portfolio manager might otherwise select, and may adversely affect a Fund’s performance.

B.             Effective March 3, 2015, the Officers table in the SAI section entitled “Trustees and Officers”, is deleted and replaced in its entirety with the following information which provides such information as of March 3, 2015.

Officers

Name, Address(1) Age and Date of Birth	Position Held with the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer
Jennifer E. Spratley(6) One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 2/13/69 Age: 46	President since 2014 (formerly Vice President from 2010 to 2014)

Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC since 2007; Treasurer, PNC Capital Advisors, Inc., 2007 — 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 — 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 — 2007.

Michael Nanosky(6) 1900 East 9th Street, 15th Floor Cleveland, OH 44114 Date of Birth: 6/30/66 Age: 48	Chief Compliance Officer since 2014

Chief Compliance Officer, PNC Capital Advisors, LLC and Chief Compliance Officer, PNC Realty Investors, Inc. since 2014; Vice President, Head of Testing and Monitoring, PNC Capital Advisors, Inc., 2010 —2014; Chief Compliance Officer, CITI Fund Services, 2008 — 2010.

John F. Kernan(6) 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 9/17/65 Age: 49	Treasurer since 2008 (formerly Assistant Treasurer from 2005 to 2008) (formerly Secretary from 2014 to 2015)

Managing Director and Director of Financial Fund Administration, PNC Capital Advisors, LLC since 2004; Senior Vice President, National City Bank,  2004 — 2009; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 — 2004.

Name, Address(1) Age and Date of Birth	Position Held with the Trust and Term of Office(2)	Principal Occupation(s) During Past 5 Years or Longer
Thomas R. Rus One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 10/11/1959 Age: 55	Secretary since 2015

Director of Regulatory Fund Administration, PNC Capital Advisors, LLC since February 2015,Chief Compliance Officer, Institutional Shareholder Services Inc. 2014 — 2015; Chief Compliance Officer, Kroll Bond Rating Agency, Inc., 2010 — 2014; Vice President, Chief Compliance Officer and Assistant Secretary MTB Investment Advisors, Inc. and MTB Funds, 2003 — 2010.

(1)         Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Thomas R. Rus.

(2)         With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar-year end in the year in which he or she reaches the age of 75 years.  With respect to the term of office for each officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or to the extent permitted by the Board, by the President.  In addition, any Trustee or officer may resign at any time by giving written notice to the Trust.  Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

(3)         The “Fund Complex” is comprised of two registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the Trust (thirty-three portfolios) and PNC Advantage Funds (three portfolios).

(4)         Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act. In addition to the Trust, each Trustee serves as a Trustee of PNC Advantage Funds.

(5)         Mr. Drosdick also serves as Chairman of the Board of PNC Advantage Funds.

(6)         Ms. Spratley and Messrs. Kernan, Rus, and Nanosky also serve as Officers of PNC Advantage Funds in their same capacities

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE